SCUDDER
                                                                     INVESTMENTS



Scudder Value Series, Inc.

Scudder Small Cap Value Fund -- Class A, B and C

Supplement to Currently Effective Prospectus
Dated February 1, 2001, as revised May 29, 2001

Scudder Small Cap Value Fund -- Class S

Supplement to Currently Effective Prospectus
Dated February 1, 2001
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Name Change

Effective January 18, 2002, the fund's name has changed from "Scudder Small Cap Value Fund" to "Scudder-Dreman Small Cap Value Fund."

Main Investment Strategy

The following information replaces disclosure provided under the section entitled "The Fund's Main Investment Strategy" (p. 4):

The fund seeks long-term capital appreciation.

The fund normally invests at least 65% of total assets in undervalued common stocks of small U.S. companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 Index ("Index") (approximately $2 billion as of December 31, 2001).

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

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From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Management of the Fund

The following information amends disclosure under the section entitled "Who Manages and Oversees the Funds," following the heading "The investment advisor" (p. 9):

Sub-advisor for Scudder-Dreman Small Cap Value Fund

The sub-advisor for Scudder-Dreman Small Cap Value Fund is Dreman Value Management, L.L.C, Jersey City, NJ. Dreman Value Management was founded in 1997 and currently manages over $6 billion in assets.

Sub-Advisory Fees

Under the Sub-Advisory Agreement, Zurich Scudder Investments, Inc., the investment advisor for Scudder Small Cap Value Fund, will pay Dreman Value Management, L.L.C for its services a sub-advisory fee, payable monthly, at the annual rate of 0.375% of 1% of the first $500 million of the fund's average daily net assets and 0.340% of 1% of any amount over $500 million of the fund's average daily net assets.

Portfolio Managers

The following information replaces disclosure under the section entitled "Who Manages and Oversees the Funds," following the heading "The portfolio managers" (p. 9):

  David N. Dreman                           Nelson Woodard
  Co-Lead Portfolio Manager                  o Began investment career in 1985
   o Began investment career in 1957         o Joined the fund team in 2002
   o Joined the fund team in 2002

  John Dorfman
  Co-Lead Portfolio Manager
   o Began investment career in 1977
   o Joined the fund team in 2002




January 18, 2002